UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 22, 2024

WORKDAY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35680	20-2480422
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6110 Stoneridge Mall Road
Pleasanton, California 94588
(Address of principal executive offices)

Registrant’s telephone number, including area code: (925) 951-9000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001	WDAY	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 22, 2024, Ann-Marie Campbell notified Workday, Inc. (“Workday”) that she has decided not to stand for re-election to Workday’s Board of Directors (the “Board”) at Workday’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”) and that she will resign effective as of the start of the Annual Meeting (the “Effective Time”). Ms. Campbell will continue to serve on the Board until the Effective Time. Ms. Campbell’s decision to resign was not the result of any disagreement with management or the Board, or related to Workday’s operations, policies, or practices.

On April 24, 2024, the Board completed a process to reclassify the membership of the Board’s three director classes into three classes of as equal size as possible. In order to achieve an equal apportionment of membership among the Board’s three classes of directors, the Board determined that one of its members should be reclassified from Class I (with a term expiring at Workday’s 2025 Annual Meeting of Stockholders) to Class III (with a term expiring at the 2024 Annual Meeting). Accordingly, effective April 24, 2024, Lynne Doughtie resigned from her position as a Class I director, subject to and conditioned upon her simultaneous reappointment as a Class III director. The Board accepted Ms. Doughtie’s resignation and simultaneously reappointed her as a Class III director. The resignation and reappointment of Ms. Doughtie was effected solely for the purpose of reclassifying the members of the Board into three classes of as equal size as possible, and for all other purposes, Ms. Doughtie’s service on the Board is deemed to have continued uninterrupted. There were no changes to Ms. Doughtie’s committee assignments as a result of the resignation as a Class I director and reappointment as a Class III director.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 25, 2024

Workday, Inc.
/s/ Richard H. Sauer
Richard H. Sauer
Chief Legal Officer, Head of Corporate Affairs, and Corporate Secretary